UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 10, 2008
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-8226	74-2144774
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address of principal executive office and zip code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.
     On September 4, 2008, H. Alan Caplan filed a shareholder derivative petition in a case styled H. Alan Caplan v. Steven A. Webster, William R. Ziegler, Frank M. Brown, William T. Donovan, Thomas P. Richards, Robert E. Rose, Trevor Turbidy and Grey Wolf, Inc.; Cause No. 2008-53888; In the 165th District Court of Harris County. The plaintiff asserts that he is a shareholder of Grey Wolf, Inc. (the “Company”). This lawsuit alleges that the Company and the Company’s directors, in connection with the Company’s proposed merger with Precision Drilling Trust (“Precision”), collectively and individually breached their fiduciary duties of loyalty, good faith, candor and care. The lawsuit further alleges that, in connection with the proposed merger with Precision, the Company and the Company’s directors acted with negligence and/or gross negligence in (i) failing to maximize shareholder value and (ii) failing to adequately consider previous bona fide offers for the Company. The plaintiff seeks an award of monetary damages for all losses and/or damages suffered by the Company as a result of the allegations contained in the lawsuit and an award of attorneys’ and experts’ fees. This litigation is in its very early stages as no defendant has been required to answer as yet; however the Company believes that this lawsuit is without merit and intends to defend the lawsuit vigorously.
Additional Information and Where to Find It
     In connection with the proposed merger, Precision has filed a registration statement, which includes a proxy statement of the Company with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PRECISION, PRECISION LOBOS CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF PRECISION CREATED AS A SPECIAL PURPOSE VEHICLE, AND THE PROPOSED MERGER. Prospective investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus and other documents containing information about the Company and Precision, without charge, at the SEC’s web site at www.sec.gov, at Precision’s website at www.precisiondrilling.com, and at the Company’s website at www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that are incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Precision Drilling Trust, (403) 716-4500 or to Investor Relations, Grey Wolf, Inc., (713) 435-6100.
Participants in the Solicitation
     The Company and Precision and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock can be found in Precision’s registration statement on Form F-4 filed with the SEC on September 25, 2008 (the “Form F-4”). Additional information regarding the identity of potential participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Form F-4.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 10, 2008

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann
Executive Vice President and Chief Financial Officer

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